AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT


     This Amendment No. 2 to Amended and Restated Credit Agreement (this "Amendment Agreement") is entered into as of February 28, 1999 by and among Rawlings Sporting Goods Company, Inc. (the "Borrower"), the undersigned lenders (the "Lenders") and The First National Bank of Chicago, as agent (the "Agent").

                      W I T N E S S E T H :

     WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Amended and Restated Credit Agreement dated as of September 12, 1997 and amended as of May 31, 1998 (the "Credit
Agreement"); and

     WHEREAS, the Borrower, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions herein set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement, as amended hereby.

2.   AMENDMENTS TO CREDIT AGREEMENT.

     2.1  Article I of the Credit Agreement is hereby amended by
(a) adding the following definitions in the proper alphabetical order:

          "Adjusted EBITDA" means (a) EBITDA, PLUS (b) charges taken by the Borrower in its 1998 Fiscal Year in connection with (i) inventory reserves in connection with aluminum baseball bats and (ii) certain environmental cleanup matters, PLUS (c) for the purposes of calculations with respect to its 1999 Fiscal Year, restructuring charges taken in the Borrower's 1999 Fiscal Year in an amount not to exceed $2,000,000, LESS any amount of the cash portion of such charges in excess of $500,000.

          "Applicable Base Rate Margin" means, subject to the last sentence of this definition, for any period, the applicable of the following percentages in effect with respect to such period as the Average Debt to Adjusted EBITDA Ratio of the Borrower shall fall within the indicated ranges:

                    AVERAGE DEBT TO                     APPLICABLE BASE
                 ADJUSTED EBITDA RATIO                     RATE MARGIN

          Greater than or Equal to 5.0:1.0                    1.25%
          Greater than or Equal to 4.0:1.0 but
                Less than 5.0:1.0                             1.00%
          Greater than or Equal to 3.0:1.0 but
                Less than 4.0:1.0                             0.75%
          Greater than or Equal to 2.5:1.0 but
                Less than 3.0:1.0                             0.50%
          Greater than or Equal to 2.0:1.0 but
                Less than 2.5:1.0                             0.25%
          Less than 2.0:1.0                                      0%

     The Average Debt to Adjusted EBITDA Ratio shall be calculated by the Borrower as of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending February 28, 1999, and shall be reported to the Agent pursuant to a certificate executed by an Authorized Officer of the Borrower and delivered in connection with Section 6.1(d) hereof. The Applicable Base Rate Margin shall be adjusted, if necessary, beginning on the third Business Day after the delivery of such certificate; provided, that if such certificate, together with the financial statements (in the form required by Section 6.1(a) or (b)) to which such certificate relates, is not delivered to the Agent by the date on which the related financial statements are due to be delivered to the Agent pursuant to Section 6.1(a) or (b), as applicable, then the Applicable Base Rate Margin shall be equal to 1.25% until the next adjustment date. Until adjusted as provided above, the Applicable Base Rate Margin shall be equal to 1.25%.

          "Applicable Commitment Fee Percentage" means, subject to the last sentence of this definition, for any period, the applicable of the following percentages in effect with respect to such period as the Average Debt to Adjusted EBITDA Ratio of the Borrower shall fall within the indicated ranges:

                        AVERAGE DEBT TO               APPLICABLE COMMITMENT
                     ADJUSTED EBITDA RATIO               FEE PERCENTAGE

          Greater than or Equal to 4.0:1.0                    0.50%
          Greater than or Equal to 3.0:1.0 but
               Less than 4.0:1.0                              0.375%
          Greater than or Equal to 2.5:1.0 but
               Less than 3.0:1.0                              0.35%
          Less than 2.5:1.0                                   0.30%

     The Average Debt to Adjusted EBITDA Ratio shall be calculated by the Borrower as of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending February 28, 1999, and shall be reported to the Agent pursuant to a certificate executed by an Authorized Officer of the Borrower and delivered in connection with Section 6.1(d) hereof. The
     Applicable Commitment Fee Percentage shall be adjusted, if necessary, beginning on the third Business Day after the delivery of such certificate; provided, that if such certificate, together with the financial statements (in the form required by Section 6.1(a) or (b)) to which such certificate relates, is not delivered to the Agent by the date on which the related financial statements are due to be delivered to the Agent pursuant to Section 6.1(a) or (b), as applicable, then the Applicable Commitment Fee Percentage shall be equal to 0.50% until the next adjustment date. Until adjusted as provided above, the Applicable Commitment Fee
     Percentage shall be equal to .50%.

          "Applicable Eurodollar Margin" means, subject to the last sentence of this definition, for any period, the applicable of the following percentages in effect with respect to such period as the Average Debt to Adjusted EBITDA Ratio of the Borrower shall fall within the indicated ranges:

                  AVERAGE DEBT TO                         APPLICABLE
               ADJUSTED EBITDA RATIO                   EURODOLLAR MARGIN

          Greater than or Equal to 5.0:1.0                    2.25%
          Greater than or Equal to 4.0:1.0 but
                Less than 5.0:1.0                             2.00%
          Greater than or Equal to 3.0:1.0 but
                Less than 4.0:1.0                             1.75%
          Greater than or Equal to 2.5:1.0 but
                Less than 3.0:1.0                             1.50%
          Greater than or Equal to 2.0:1.0 but
                Less than 2.5:1.0                             1.25%
          Less than 2.0:1.0                                   1.00%

     The Average Debt to Adjusted EBITDA Ratio shall be calculated by the Borrower as of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending February 28, 1999, and shall be reported to the Agent pursuant to a certificate executed by an Authorized Officer of the Borrower and delivered in connection with Section 6.1(d) hereof. The Applicable Eurodollar Margin shall be adjusted, if necessary, with respect to each Interest Period beginning on or after the third Business Day after the delivery of such certificate; provided, that if such certificate, together with the financial statements (in the form required by Section 6.1(a) or (b)) to which such certificate relates, is not delivered to the Agent by the date on which the related financial statements are due to be delivered to the Agent pursuant to
     Section 6.1(a) or (b), as applicable, then the Applicable Eurodollar Margin shall be equal to 2.25% until the next adjustment date. Until adjusted as provided above, the Applicable Eurodollar Margin shall be deemed equal to 2.25%.

          "Average Debt to Adjusted EBITDA Ratio" means, for any applicable computation period, the ratio of (a) (i) the sum of the consolidated Debt of the Borrower as at the end of each Fiscal Quarter in the period of four Fiscal Quarters ending on the date of determination, DIVIDED by (ii) four, to (b) Adjusted EBITDA.

          "Debt" of a Person means such Person's Indebtedness other than such person's (a) Rate Hedging Obligations and (b) Obligations for which such Person is then liable pursuant to or in respect of a Standby Letter of Credit and the face amount of any other Letter of Credit which is not a trade or commercial Letter of Credit.

          "Year-End Debt to Adjusted EBITDA Ratio" means, as of the end of each Fiscal Year, the ratio of (a) the Borrower's consolidated Debt as of the end of such Fiscal Year to (b)
     Adjusted EBITDA for the Fiscal Year then ended.

(b) deleting the definition of "Applicable Margin" in its entirety, (c) amending the definitions of "Debt to Capitalization Ratio" and "Fixed Charges" by deleting each reference therein to "Indebtedness" and replacing it with a reference to "Debt" and (d) amending the definition of "Fixed Charge Coverage Ratio" by deleting the reference therein to "EBITDA" and replacing it with a reference to "Adjusted EBITDA".

     2.3 Article II of the Credit Agreement is hereby amended by deleting the phrase "a commitment fee of thirty basis points (.30%) per annum" from Section 2.4(a) and inserting in lieu thereof the phrase "a per annum rate equal to the Applicable Commitment Fee Percentage".

     2.4 Article VI of the Credit Agreement is hereby amended as follows:

          (a) Section 6.20 is hereby amended by deleting the reference to "$3,000,000" and replacing it with a reference to "$4,000,000".

          (b)  Section 6.28 is hereby amended by (i) deleting
Section 6.28.3 in its entirety and replacing it with the following:

               6.28.3. FIXED CHARGE COVERAGE RATIO. As of the end of each Fiscal Quarter, maintain a Fixed Charge Coverage Ratio for the four Fiscal Quarters then ended of not less than (a) 1.50 to 1.0 as of the last day of the Fiscal Quarters ended February 28, 1999, May 31, 1999 and August 31, 1999 and (b) 1.75 to 1.0 as of the last day of each Fiscal Quarter thereafter.

and (ii) adding Sections 6.28.4 and 6.28.5 as follows:

               6.28.4.   AVERAGE DEBT TO ADJUSTED EBITDA RATIO.
          Maintain an Average Debt to Adjusted EBITDA Ratio as of the end of each Fiscal Quarter of not greater than the following:

                   PERIOD                 MAXIMUM RATIO
               Fiscal Year 1999              5.5:1.0
               Fiscal Year 2000              5.0:1.0
               Fiscal Year 2001              4.5:1.0
               Fiscal Year 2002              4.0:1.0

               6.28.5.   YEAR-END DEBT TO ADJUSTED EBITDA RATIO.
          Maintain a Year-End Debt to Adjusted EBITDA Ratio as of the end of each Fiscal Year of not greater than the following:

                MEASUREMENT DATE          MAXIMUM RATIO
               Fiscal Year End 1999          3.95:1.0
               Fiscal Year End 2000          3.50:1.0
               Fiscal Year End 2001          3.00:1.0
               Fiscal Year End 2002          2.50:1.0

     2.5 Exhibit C to the Credit Agreement is hereby amended and restated in its entirety in the form of the Exhibit C attached as Annex I hereto.

3.   REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

     3.1 The Borrower represents and warrants that the execution, delivery and performance by the Borrower of this Amendment Agreement have been duly authorized by all necessary corporate action and that this Amendment Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

     3.2 The Borrower hereby certifies that each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

4.   REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

     4.1 Upon the effectiveness of this Amendment Agreement, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

     4.2 Except as specifically amended above, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect and shall be binding upon the Borrower in all respects and are hereby ratified and confirmed.

     4.3 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of (a) any right, power or remedy of any Lender or the Agent under the Credit
Agreement or any of the Loan Documents, or (b) any Default or Unmatured Default under the Credit Agreement.

5. COSTS AND EXPENSES. The Borrower agrees to pay on demand all reasonable fees and out-of-pocket expenses of counsel for the Agent in connection with the preparation, execution and delivery of this Amendment Agreement.

6. CHOICE OF LAW. THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

7. EXECUTION IN COUNTERPARTS; EFFECTIVENESS. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment Agreement shall become effective as of the date first above written; provided, that (a) the Agent has received counterparts of this Amendment Agreement duly executed by the Borrower and the Required Lenders and (b) the Borrower has paid the Agent, on behalf of each Lender executing this Amendment and delivering it to the Agent by April 5, 1999, an amendment fee equal to .10% of such Lender's Commitment.

8. HEADINGS. Section headings in this Amendment Agreement are included herein for convenience of reference only and shall not constitute a part of this Amendment Agreement for any other purposes.

                   [signature pages to follow]

     IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment Agreement as of the date first above written.


                              RAWLINGS SPORTING GOODS COMPANY, INC.


                              By:       /s/ Rexford K. Peterson

                              Title: Interim Chief Financial Officer



                              THE FIRST NATIONAL BANK OF CHICAGO,
                                   Individually and as Agent


                              By:       /s/ Stephen C. Price

                              Title:    First Vice President



                              THE BANK OF NEW YORK


                              By:       /s/ David Shedd

                              Title:    Vice President



                              COMERICA BANK


                              By:      /s/ Jeffrey E. Peck

                              Title:   Vice President

                              MERCANTILE BANK NATIONAL ASSOCIATION


                              By:        /s/ Stephen M. Reese

                              Title:     Senior Vice President



                              NATIONSBANK, N.A.


                              By:        /s/ Kent M. Schmelder

                              Title:    Senior Vice President